Exhibit 99.1

FOR IMMEDIATE RELEASE

Media relations contact: Charles Coleman, (626) 302-7982

Investor relations contact: Scott Cunningham, (626) 302-2540

Edison International Reports Third Quarter 2008 Earnings

¡	Third quarter 2008 GAAP earnings were $1.33 per share compared to $1.40 per share in the same quarter last year.

¡

Core earnings per share were $1.46 in the third quarter of 2008 compared to $1.41 a year ago. The core earnings increase was primarily due to higher operating income at Southern California Edison (SCE). Core earnings exclude non-core items and discontinued operations.

¡	Edison International’s 2008 core EPS guidance range of $3.61 to $4.01 per share is reaffirmed, with results now expected to be near the middle of the range versus the high-end of the range.

ROSEMEAD, Calif., Nov. 7, 2008 – Edison International (NYSE: EIX) today reported third quarter 2008 results.

“The financial markets have experienced new and unprecedented levels of stress,” said Theodore F. Craver, Jr., chairman and chief executive officer of Edison International. “We’re focused on running our businesses in a prudent manner to ensure we meet our customer commitments as well as maintaining our financial strength.”

Third Quarter Earnings Detail

SCE’s third-quarter 2008 reported earnings were $0.72 per share, compared to $0.80 per share in the same quarter of 2007. This decrease was primarily due to a $0.15 per share charge associated with a decision adopted by the California Public Utilities Commission (CPUC) which required SCE to refund or forego incentives and imposed a penalty related to previously earned customer satisfaction and employee safety incentives. Excluding this non-core item, SCE’s core earnings in the third quarter increased $0.07 per share compared to the same quarter last year reflecting higher operating income and lower financing costs.

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Note: GAAP earnings refer to net income and GAAP earnings per share refer to basic earnings per share throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to GAAP Earnings and Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance.

EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Edison Mission Group’s (EMG) reported earnings were $0.66 per share for the third quarter of 2008 compared to $0.63 per share for the third quarter of 2007. EMG earnings from continuing operations and core earnings for the third quarter of 2008 remained flat compared to 2007 at $0.64 per share. Higher gross margins at Homer City and Midwest Generation were offset by a $0.05 per share charge related to hedge contracts with Lehman Brothers, lower income from the Big 4 projects and Edison Capital, lower interest income and other items.

Year-to-Date Earnings Summary

Edison International reported earnings were $3.03 per share for the nine-month period ending September 30, 2008, compared to $2.69 per share for the same period last year. Excluding non-core items, Edison International’s core earnings for the nine-month period in 2008 were $3.18 per share compared to $3.04 per share in the same period in 2007.

Year-to-Date Earnings Detail

SCE’s reported earnings through September 30, 2008 were $1.66 per share, a decrease of $0.14 per share compared to the same period last year. SCE’s 2008 results include a $0.15 per share charge associated with the CPUC’s performance-based ratemaking decision, and its 2007 results include income tax benefits of $0.10 per share related to an IRS settlement for the tax treatment of certain environmental remediation costs. Excluding these non-core items, SCE’s 2008 year-to-date core earnings were $1.81 per share, compared to $1.70 per share for the same period last year. This increase reflects higher operating income, lower financing costs and lower income taxes.

EMG’s reported earnings for the first nine months of 2008 were $1.47 per share compared to $0.96 per share for the same period last year. EMG’s 2007 results include a $0.45 per share charge for early debt extinguishment costs. Excluding non-core items, EMG’s year-to-date 2008 core earnings were $1.47 per share compared to $1.41 per share during the first nine months of 2007, an increase of $0.06 per share. This increase primarily reflects higher gross margin at Midwest Generation from increased generation and higher average realized prices, and higher energy trading income at EMMT. These increases were partially offset by lower income from the Big 4 projects and Homer City, lower interest income, and higher project development costs associated with EME’s growth activities.

2008 Earnings Guidance

The company’s 2008 core EPS guidance range of $3.61 - $4.01 is reaffirmed, although management now expects results to be near the middle of the range instead of the high end of the range. See the risk disclosure statement on page 4 and the presentation accompanying the company’s conference call for further information. GAAP guidance has been updated to reflect year-to-date non-core items.

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EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance

Core Earnings[1] (Loss) Per Share (Unaudited)	2008 Guidance Effective as of 8/8/08	2008 Core Guidance Reaffirmed and GAAP Guidance Updated as of 11/7/08
SCE	$2.18 – 2.28	$2.18 – 2.28
EMG	1.57 – 1.87	1.57 – 1.87
EIX parent company and other	(0.14)	(0.14)

EIX core earnings	$3.61 – 4.01	$3.61 – 4.01

Non-Core Items
SCE – PBR decision	—	(0.15)
EMG	—	—

Total Non-Core Items		(0.15)

Total GAAP earnings	$3.61 – 4.01	$3.46 – 3.86

[1]	Core earnings guidance excludes discontinued operations and non-core items. The expected impact of participating securities is ($0.05) per share and is included in EIX parent company and other.

Note: Earnings guidance also excludes the potential impact of issues being addressed in ongoing IRS settlement discussions, and the possible impairment of up to $48 million for NOx allowances purchased by EMG for the CAIR compliance program.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, the largest electric utility in California, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

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EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Appendix

Use of Non-GAAP Financial Measures, Conference Call Information,

Risk Disclosure Statement and Financial Schedules

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to GAAP earnings per share.

EPS by principal operating subsidiary is based on the principal operating subsidiary net income and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company. EPS and core EPS by principal operating subsidiary are reconciled to GAAP earnings per share.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its third quarter 2008 financial results at 8 a.m. (Pacific Standard Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well at www.edisoninvestor.com. The domestic call-in number is (800) 356-8584 and the number for international callers is (850) 429-1288. The ID# is 11800. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through Friday, Nov. 14, 2008, at the following numbers: (877) 693-4277 for callers in the United States and (402) 220-0042 for international callers. The ID# is 11801.

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2007 Form 10-K and other reports filed with the Securities and Exchange Commission and are available on our Web site at www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Summary Financial Schedules

Third Quarter GAAP Earnings Per Share

	Quarter Ended September 30,
Earnings (Loss) Per Share (Unaudited)	2008	2007	Change
SCE	$0.72	$0.80	$(0.08)
EMG	0.64	0.64	—
EIX parent company and other	(0.05)	(0.03)	(0.02)

EIX GAAP earnings from continuing operations	1.31	1.41	(0.10)

EIX GAAP earnings from discontinued operations	0.02	(0.01)	0.03

EIX GAAP earnings[1]	$1.33	$1.40	$(0.07)

EIX diluted earnings	$1.33	$1.39	$(0.06)

[1]	The impact of participating securities is included in EIX parent company and other and was $(0.02) per share in both the third quarter of 2008 and the third quarter of 2007.

Third Quarter Reconciliation of Core Earnings Per Share to GAAP Earnings Per Share

	Quarter Ended September 30,
Earnings (Loss) Per Share (Unaudited)	2008	2007	Change
Core Earnings[1]
SCE	$0.87	$0.80	$0.07
EMG	0.64	0.64	—
EIX parent company and other	(0.05)	(0.03)	(0.02)

EIX core earnings	1.46	1.41	0.05

Non-core items
SCE – regulatory item	(0.15)	—	(0.15)
EMG – discontinued operations	0.02	(0.01)	0.03

Total non-core items	(0.13)	(0.01)	(0.12)

EIX GAAP earnings[1]	$1.33	$1.40	$(0.07)

[1]

See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities is included in EIX parent company and other and was $(0.02) per share in both the third quarter of 2008 and the third quarter of 2007.

Third Quarter GAAP Earnings

	Quarter Ended September 30,
Earnings (Loss) (in millions) (Unaudited)	2008	2007	Change
SCE	$235	$262	$(27)
EMG	208	207	1
EIX parent company and other	(10)	(4)	(6)

EIX GAAP earnings from continuing operations	433	465	(32)

EIX GAAP earnings from discontinued operations	6	(4)	10

EIX GAAP earnings	$439	$461	$(22)

EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Third Quarter Reconciliation of Core Earnings to GAAP Earnings

	Quarter Ended September 30,
Earnings (Loss) (in millions) (Unaudited)	2008	2007	Change
Core Earnings[1]
SCE	$284	$262	$22
EMG	208	207	1
EIX parent company and other	(10)	(4)	(6)

EIX core earnings	482	465	17

Non-core items
SCE – regulatory item	(49)	—	(49)
EMG – discontinued operations	6	(4)	10

Total non-core items	(43)	(4)	(39)

EIX GAAP earnings	$439	$461	$(22)

[1]	See Use of Non-GAAP Financial Measures on page 4.

Year-to-Date GAAP Earnings Per Share

	Year-to-date September 30,
Earnings (Loss) Per Share (Unaudited)	2008	2007	Change
SCE	$1.66	$1.80	$(0.14)
EMG	1.47	0.96	0.51
EIX parent company and other	(0.10)	(0.07)	(0.03)

EIX GAAP earnings from continuing operations	3.03	2.69	0.34

EIX GAAP earnings[1]	$3.03	$2.69	$0.34

EIX diluted earnings	$3.02	$2.67	$0.35

[1]	The impact of participating securities is included in EIX parent company and other and was $(0.04) per share for 2008 and $(0.03) per share for 2007.

Year-to-Date Reconciliation of Core Earnings Per Share to GAAP Earnings Per Share

	Year-to-date September 30,
Earnings (Loss) Per Share (Unaudited)	2008	2007	Change
Core Earnings[1]
SCE	$1.81	$1.70	$0.11
EMG	1.47	1.41	0.06
EIX parent company and other	(0.10)	(0.07)	(0.03)

EIX core earnings	3.18	3.04	0.14

Non-core items
SCE – regulatory/tax items	(0.15)	0.10	(0.25)
EMG – early debt retirement	—	(0.45)	0.45

Total non-core items	(0.15)	(0.35)	0.20

EIX GAAP earnings[1]	$3.03	$2.69	$0.34

[1]	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities is included in EIX parent company and other and was $(0.04) per share for 2008 and $(0.03) per share for 2007.

EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Year-to-Date GAAP Earnings

	Year-to-date September 30,
Earnings (Loss) (in millions) (Unaudited)	2008	2007	Change
SCE	$542	$587	$(45)
EMG	479	313	166
EIX parent company and other	(22)	(14)	(8)

EIX GAAP earnings from continuing operations	999	886	113

EIX GAAP earnings from discontinued operations	—	1	(1)

EIX GAAP earnings	$999	$887	$112

Year-to-Date Reconciliation of Core Earnings to GAAP Earnings

	Year-to-date September 30,
Earnings (Loss) (in millions) (Unaudited)	2008	2007	Change
Core Earnings[1]
SCE	$591	$556	$35
EMG	479	461	18
EIX parent company and other	(22)	(14)	(8)

EIX core earnings	1,048	1,003	45

Non-core items
SCE – regulatory/tax items	(49)	31	(80)
EMG – early debt retirement	—	(148)	148
EMG – discontinued operations	—	1	(1)

Total non-core items	(49)	(116)	67

EIX GAAP earnings	$999	$887	$112

[1]	See Use of Non-GAAP Financial Measures on page 4.

EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Edison International

Consolidated Statements of Income

	Three Months Ended September 30,		Nine Months Ended September 30,
In millions, except per-share amounts	2008	2007	2008	2007
	(Unaudited)
Electric utility	$3,284	$3,213	$8,388	$7,895
Nonutility power generation	813	711	2,143	1,952
Financial services and other	14	18	45	55

Total operating revenue	4,111	3,942	10,576	9,902

Fuel	635	502	1,725	1,425
Purchased power	1,962	1,284	3,111	2,431
Provisions for regulatory adjustment clauses – net	(737)	(66)	(286)	189
Other operation and maintenance	1,025	1,013	3,109	2,893
Depreciation, decommissioning and amortization	262	310	893	937
(Gain) on buyout of contract and (gain)/loss on sale of assets	(1)	1	(75)	—

Total operating expenses	3,146	3,044	8,477	7,875

Operating income	965	898	2,099	2,027
Interest and dividend income	9	40	44	125
Equity in income from partnerships and unconsolidated subsidiaries – net	31	35	40	72
Other nonoperating income	23	35	78	75
Interest expense – net of amounts capitalized	(176)	(191)	(511)	(577)
Loss on early extinguishment of debt	—	—	—	(241)
Other nonoperating deductions	(82)	(7)	(115)	(31)

Income from continuing operations before tax and minority interest	770	810	1,635	1,450
Income tax expense	277	263	521	392
Dividends on preferred and preference stock of utility not subject to mandatory redemption	13	13	38	38
Minority interest	47	69	77	134

Income from continuing operations	433	465	999	886
Income (loss) from discontinued operations – net of tax	6	(4)	—	1

Net income	$439	$461	$999	$887

Weighted-average shares of common stock outstanding	326	326	326	326
Basic earnings (loss) per common share:
Continuing operations	$1.31	$1.41	$3.03	$2.69
Discontinued operations	0.02	(0.01)	—	—

Total	$1.33	$1.40	$3.03	$2.69

Weighted-average shares, including effect of dilutive securities	328	330	329	331
Diluted earnings (loss) per common share:
Continuing operations	$1.31	$1.40	$3.02	$2.67
Discontinued operations	0.02	(0.01)	—	—

Total	$1.33	$1.39	$3.02	$2.67

Dividends declared per common share	$0.305	$0.29	$0.915	$0.87

EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Edison International

Consolidated Balance Sheets

In millions	September 30, 2008	December 31, 2007
	(Unaudited)
ASSETS
Cash and equivalents	$3,464	$1,441
Short-term investments	23	81
Receivables, less allowance of $33 and $34 for uncollectible accounts at respective dates	1,339	1,033
Accrued unbilled revenue	518	370
Fuel inventory	138	116
Materials and supplies	376	316
Derivative assets	232	109
Restricted cash	3	3
Margin and collateral deposits	157	121
Regulatory assets	454	197
Accumulated deferred income taxes – net	190	167
Other current assets	189	290

Total current assets	7,083	4,244

Nonutility property – less accumulated provision for depreciation of $1,949 and $1,765 at respective dates	5,257	4,906
Nuclear decommissioning trusts	2,855	3,378
Investments in partnerships and unconsolidated subsidiaries	260	272
Investments in leveraged leases	2,460	2,473
Other investments	110	96

Total investments and other assets	10,942	11,125

Utility plant, at original cost:
Transmission and distribution	19,776	18,940
Generation	1,820	1,767
Accumulated provision for depreciation	(5,526)	(5,174)
Construction work in progress	1,970	1,693
Nuclear fuel, at amortized cost	246	177

Total utility plant	18,286	17,403

Derivative assets	206	122
Restricted cash	43	48
Rent payments in excess of levelized rent expense under plant operating leases	878	716
Regulatory assets	2,880	2,721
Other long-term assets	1,348	1,144

Total long-term assets	5,355	4,751

Total assets	$41,666	$37,523

EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Edison International

Consolidated Balance Sheets

In millions, except share amounts	September 30, 2008	December 31, 2007
	(Unaudited)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Short-term debt	$1,808	$500
Long-term debt due within one year	173	18
Accounts payable	939	979
Accrued taxes	177	49
Accrued interest	211	160
Counterparty collateral	9	42
Customer deposits	227	219
Book overdrafts	298	212
Derivative liabilities	175	125
Regulatory liabilities	1,179	1,019
Other current liabilities	931	933

Total current liabilities	6,127	4,256

Long-term debt	10,523	9,016

Accumulated deferred income taxes – net	5,521	5,196
Accumulated deferred investment tax credits	185	114
Customer advances	134	155
Derivative liabilities	52	101
Power-purchase contracts	21	22
Accumulated provision for pensions and benefits	1,166	1,089
Asset retirement obligations	2,997	2,892
Regulatory liabilities	2,889	3,433
Other deferred credits and other long-term liabilities	1,544	1,595

Total deferred credits and other liabilities	14,509	14,597

Total liabilities	31,159	27,869

Commitments and contingencies
Minority interest	319	295

Preferred and preference stock of utility not subject to mandatory redemption	907	915

Common stock, no par value (325,811,206 shares outstanding at each date)	2,263	2,225
Accumulated other comprehensive income (loss)	54	(92)
Retained earnings	6,964	6,311

Total common shareholders’ equity	9,281	8,444

Total liabilities and shareholders’ equity	$41,666	$37,523

EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Edison International

Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
In millions	2008	2007
	(Unaudited)
Cash flows from operating activities:
Net income	$999	$887
Less: Income from discontinued operations	—	1

Income from continuing operations	999	886
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	893	937
Other-than-temporary impairment on nuclear decommissioning trusts	121	42
Other amortization	80	94
Stock-based compensation	25	28
Minority interest	77	134
Deferred income taxes and investment tax credits	69	(83)
Equity in income from partnerships and unconsolidated subsidiaries	(40)	(72)
(Gain) on buyout of contract and (gain)/loss on sale of assets	(75)	—
Income from leveraged leases	(39)	(46)
Levelized rent expense	(162)	(161)
Loss on early extinguishment of debt	—	241
Regulatory assets	(246)	312
Regulatory liabilities	122	312
Derivative assets	(60)	3
Derivative liabilities	86	(105)
Other assets	(71)	(25)
Other liabilities	(14)	252
Margin and collateral deposits – net of collateral received	(70)	28
Receivables and accrued unbilled revenue	(378)	(467)
Inventory and other current assets	18	(55)
Book overdrafts	90	113
Accrued interest and taxes	179	366
Accounts payable and other current liabilities	(16)	(46)
Distributions and dividends from unconsolidated entities	9	43
Operating cash flows from discontinued operations	—	1

Net cash provided by operating activities	1,597	2,732

Cash flows from financing activities:
Long-term debt issued	2,132	2,930
Premium paid on extinguishment of debt and long-term debt issuance costs	(15)	(240)
Long-term debt repaid	(246)	(3,061)
Bonds repurchased	(212)	—
Preferred stock redeemed	(7)	—
Short-term debt financing-net	1,308	—
Rate reduction notes repaid	—	(178)
Shares purchased for stock-based compensation	(57)	(195)
Proceeds from stock option exercises	23	77
Excess tax benefits related to stock-based awards	12	39
Dividends to minority shareholders	(78)	(76)
Dividends paid	(298)	(283)

Net cash provided (used) by financing activities	$2,562	$(987)

EDISON INTERNATIONAL REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Edison International

Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
In millions	2008	2007
	(Unaudited)
Cash flows from investing activities:
Capital expenditures	$(1,959)	$(1,979)
Purchase of interest of acquired companies	(11)	(28)
Proceeds from sale of property and interests in projects	113	—
Proceeds from nuclear decommissioning trust sales	2,279	2,866
Purchases of nuclear decommissioning trust investments and other	(2,329)	(2,967)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	35	17
Maturities and sales of short-term investments	80	7,380
Purchase of short-term investments	(22)	(7,174)
Restricted cash	4	35
Customer advances for construction and other investments	(326)	(232)

Net cash used by investing activities	(2,136)	(2,082)

Net increase (decrease) in cash and equivalents	2,023	(337)
Cash and equivalents, beginning of period	1,441	1,795

Cash and equivalents, end of period	$3,464	$1,458